SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:  October 15, 1996

     PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated September 27, 1996, which forms ABFS Mortgage Loan Trust 1996-2, which will issue the ABFS Mortgage Loan Trust 1996-2, Mortgage Pass-through Certificates, Series 1996-2).

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
               ---------------------------------------------------
               (Exact name of registrant as specified in its charter)

Delawar                             333-91148               13-3526694
(State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)   Number)                 Identification No.)


  One New York Plaza
  New York, New York                                        10292
(Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code : (212) 214-7435

                                    No Change
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
              This report consists of consecutively numbered pages.

Item 5.       Other Events.

   On October 15, 1996, November 15, 1996, December 15, 1996, January 15, 1997 and February 15, 1997 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto.

   No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  Financial Statements and Exhibits.

(c)  The following exhibits are filed as part of this report:

Statement to Certificateholders on October 15, 1996 filed as
Exhibit 99.1 hereto.

Statement to Certificateholders on November 15, 1996 filed as Exhibit 99.2 hereto.

Statement to Certificateholders on December 15, 1996 filed as Exhibit 99.3 hereto.
Statement to Certificateholders on January 15, 1997 filed as
Exhibit 99.4 hereto.

Statement to Certificateholders on February 15, 1997 filed as Exhibit 99.5 hereto

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHASE MANHATTAN BANK
                                 (SUCCESSOR BY MERGER OF THE
                                 CHASE MANHATTAN BANK, N.A.),
                                 AS TRUSTEE, FOR
                                 ABFS MORTGAGE LOAN TRUST 1996-2

Date:                            By:       /s/ Ronald Feldman
                                 Ronald Feldman
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                           Page


        99.1             Monthly Certificateholder Statement on              5
                         October 15, 1996.

        99.2             Monthly Certificateholder Statement on              9
                         November 15, 1996.

        99.3             Monthly Certificateholder Statement on             13
                         December 15, 1996.

        99.4             Monthly Certificateholder Statement on             17
                         January 15, 1997.

        99.5             Monthly Certificateholder Statement on             21
                         February 15, 1997.

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 15, 1996

                  ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
             MORTGAGE PASS-THROUGH CERTIFICATES,CLASS A AND CLASS R
                      THE CHASE MANHATTAN BANK AS TRUSTEE
                         MONTHLY SERVICING CERTIFICATE

DUE PERIOD
----------

BEGINNING DATE:       09/01/96       END DATE:        09/30/96

DISTRIBUTION DATE:    10/15/96


BEGINNING POOL BALANCE:                                $40,000,000.00

BEGINNING CLASS A CERTIFICATE BALANCE:                 $38,799,000.00



1.TOTAL INTEREST PAYMENTS RECEIVED                          $235,557.96

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED             $50,969.78
   A) TOTAL REGULAR PRINCIPAL                               $42,579.54
   B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)   $0.00
   C) PARTIAL PREPAYMENTS     CLASS A (100%)                $8,390.24

3. MISCELLANEOUS FEES                                       $140.10

4. TOTAL INSURANCE PROCEEDS                                 NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)             NONE
  C) AMOUNT ALLOCATED TO CLASS A                            NONE
                 BALANCE OF PROCEEDS                        NONE

5. TOTAL LIQUIDATION PROCEEDS                               NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)              NONE
     BALANCE OF PROCEEDS (100% CLASS A)                     NONE

6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS +       NONE
   A) SUBSTITUTION AMOUNT ++                                NONE
   B) PURCHASE PRICE AMOUNT                                 NONE
   C) AMOUNT ALLOCATED TO CLASS A                           NONE

7. AMOUNT OF ADVANCES ** (1)                                $32,585.19

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING
$174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED
   INTEREST ACCOUNT                                         $58,278.62
 A) WITHDRAWALS FROM OCT96                                  $58,278.62
 B) WITHDRAWALS FROM NOV96                                  $0.00
 C) WITHDRAWALS FROM DEC96                                  $0.00
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT         $116,557.23

9. SERVICING FEE                                            $16,666.67

10.TRUSTEE FEE                                              $1,333.33

11. SURETY FEE                                              $9,053.10

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL
ACCOUNTANTS   ($2,000.00 QUARTERLY OR $666.66 MONTHLY)      $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                                 NONE
    B) PROPERTY PROTECTION EXPENSES                         NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE
       MORTGAGE LOAN                                        NONE
    D) LEGAL EXPENSES                                       NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)             $0.00
    F) NON-RECOVERABLE ADVANCES                             NONE
    G) MISCELLANEOUS FEES                                   $140.10

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                  $377,531.65

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                    $243,302.06
    B) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    C) PRINCIPAL PAYMENTS                                   $42,579.54
    D) PREPAYMENTS (100%)                                   $8,390.24
    E) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE
    F) OTHER                                                NONE
    G) TOTAL                                                $294,271.84


16. REMAINING AVAILABLE FUNDS                               $83,259.81

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                 $243,302.06
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS
       PLUS ACCRUED INTEREST AT 7.525% FROM
       DISTRIBUTION DATE TO DISTRIBUTION DATE               NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                $50,969.78
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL     NONE
    E) SUB-TOTAL                                            $294,271.84
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL      $56,066.61
    G) TOTAL                                                $350,338.45


18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT
PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN                  NONE
    B) UNPAID ACCRUED INTEREST
       (LESS SERVICING AND TRUSTEE FEES)                    NONE
    C) LIQUIDATION PROCEEDS                                 NONE
    D) REALIZED LOSSES (IF ANY)                             NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A                  NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                $40,000,000.00
            MINUS
    B) CLASS A CERTIFICATE BALANCE                          $38,799,000.00
    C) DIFFERENCE                                           $1,201,000.00
            DIVIDED BY
    D) ADJUSTED POOL BALANCE                                $40,000,000.00
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE         3.00%

21. CLASS R DISTRIBUTION AMOUNT *                           NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION                   $39,949,030.22

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                         $38,691,963.61
    B) ORIGINAL PRINCIPAL                                   $20,900,000.00
    C) CLASS A PRINCIPAL FACTOR                             1.8512901250
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE        96.85

24. DELINQUENCIES

    PERIOD (DAYS)   NUMBER OF LOANS     PRINCIPAL BALANCE

    30                     0                 $0.00
    60                     0                 $0.00
    90 OR GREATER          0                 $0.00
    FORECLOSURES           0                 $0.00
    REAL ESTATE ACQUIRED   0                 $0.00
     TOTAL                 0                 $0.00

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS WASTE, IF APPLICABLE SEE
ATTACHED
    APPLICABLE_______                     NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                           $58,278.62
    B.REMAINING BALANCE                                $116,557.23

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN
MADE                                                   13.06

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN
MADE                                                   182

PREPARED BY:
_____________________________

VERIFIED BY:

_____________________________




* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE
SERVICERS
DISTRIBUTION DATE.(10TH DAY)
 + LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY,
    SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN, SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER
  OR LESS THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION
   DATE TO DISTRIBUTION DATE.
(1)  SPECIAL ADVANCE ONLY

                                  Exhibit 99.2


                 Monthly Certificateholder Statement on November 15, 1996

                  ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
            MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A AND CLASS R
                       THE CHASE MANHATTAN BANK AS TRUSTEE

                          MONTHLY SERVICING CERTIFICATE

DUE PERIOD
----------


BEGINNING DATE:         10/01/96          END DATE:   10/31/96

DISTRIBUTION DATE:      11/15/96


BEGINNING POOL BALANCE:                                     $39,949,030.22

BEGINNING CLASS A CERTIFICATE BALANCE:                      $38,691,963.61

1.TOTAL INTEREST PAYMENTS RECEIVED                          $290,428.86

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED             $347,856.03
   A) TOTAL REGULAR PRINCIPAL                               $49,818.98
   B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)   $292,495.08
   C) PARTIAL PREPAYMENTS       CLASS A (100%)              $5,541.97

3. MISCELLANEOUS FEES                                       $4,256.27

4. TOTAL INSURANCE PROCEEDS                                 NONE

  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)             NONE

  C) AMOUNT ALLOCATED TO CLASS A                            NONE
         BALANCE OF PROCEEDS                                NONE


5. TOTAL LIQUIDATION PROCEEDS                               NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)              NONE
      BALANCE OF PROCEEDS (100% CLASS A)                    NONE


6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS +       NONE

   A) SUBSTITUTION AMOUNT ++                                NONE
   B) PURCHASE PRICE AMOUNT                                 NONE
   C) AMOUNT ALLOCATED TO CLASS A                           NONE

7. AMOUNT OF ADVANCES **                                    NONE


8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING        $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED
  INTEREST ACCOUNT                                          $116,557.24
 A) WITHDRAWALS FROM OCT96                                  $58,278.62
 B) WITHDRAWALS FROM NOV96                                  $58,278.62
 C) WITHDRAWALS FROM DEC96                                  $0.00
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT         $58,278.61

9. SERVICING FEE                                            $16,645.43


10.TRUSTEE FEE                                              $1,331.63


11. SURETY FEE                                              $9,028.12

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL
    ACCOUNTANTS ($2,000.00 QUARTERLY OR $666.66 MONTHLY)    $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                                 NONE
    B) PROPERTY PROTECTION EXPENSES                         NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE
       MORTGAGE LOAN                                        NONE

    D) LEGAL EXPENSES                                       NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)             $0.00
    F) NON-RECOVERABLE ADVANCES                             NONE
    G) MISCELLANEOUS FEES                                   $4,256.27

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                  $700,819.78

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                    $242,630.86
    B) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    C) PRINCIPAL PAYMENTS                                   $49,818.98
    D) PREPAYMENTS (100%)                                   $298,037.05
    E) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE
    F) OTHER                                                NONE
    G) TOTAL                                                $590,486.89

16. REMAINING AVAILABLE FUNDS                               $110,332.89

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                 $242,630.86
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                                 NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                $347,856.03
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL     NONE
    E) SUB-TOTAL                                            $590,486.89
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL      $79,071.44
    G) TOTAL                                                $669,558.32

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN                  NONE
    B) UNPAID ACCRUED INTEREST
       (LESS SERVICING AND TRUSTEE FEES)                    NONE
    C) LIQUIDATION PROCEEDS                                 NONE
    D) REALIZED LOSSES (IF ANY)                             NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A                  NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                $39,949,030.22
            MINUS
    B) CLASS A CERTIFICATE BALANCE                          $38,691,963.61
    C) DIFFERENCE                                           $1,257,066.61
            DIVIDED BY
    D) ADJUSTED POOL BALANCE                                $39,949,030.22
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE         3.15%

21. CLASS R DISTRIBUTION AMOUNT *                           NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION                   $39,601,174.19

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                         $38,265,036.14
    B) ORIGINAL PRINCIPAL                                   $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                             0.9862376902
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE        96.63

24. DELINQUENCIES


PERIOD (DAYS)   NUMBER OF LOANS     PRINCIPAL BALANCE

    30                     0                 $0.00
    60                     0                 $0.00
    90 OR GREATER          0                 $0.00
    FORECLOSURES           0                 $0.00
    REAL ESTATE ACQUIRED   0                 $0.00
     TOTAL                 0                 $0.00

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS WASTE, IF APPLICABLE SEE
ATTACHED
    APPLICABLE_______                     NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                                $116,557.24
    B.REMAINING BALANCE                                     $58,278.61

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                            13.07

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                            182

PREPARED BY:
ANNE BUCCERONI

VERIFIED BY:

DAVID LEVIN




* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE SERVICERS
   DISTRIBUTION DATE.(10TH DAY)
+ LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY,
  SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL
  MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN,
  SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN
  IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER OR LESS
  THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION
   DATE TO DISTRIBUTION DATE.

                                  Exhibit 99.3


            Monthly Certificateholder Statement on December 15, 1996

                  ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
            MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A AND CLASS R
                       THE CHASE MANHATTAN BANK AS TRUSTEE

                          MONTHLY SERVICING CERTIFICATE

DUE PERIOD
----------

BEGINNING DATE:         11/01/96          END DATE:   11/30/96

DISTRIBUTION DATE:            12/16/96

BEGINNING POOL BALANCE:                                     $39,601,174.19

BEGINNING CLASS A CERTIFICATE BALANCE:                      $38,265,036.14

1.TOTAL INTEREST PAYMENTS RECEIVED                          $274,101.21

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED             $287,281.38
   A) TOTAL REGULAR PRINCIPAL                               $44,804.66
   B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)   $236,647.85
   C) PARTIAL PREPAYMENTS   CLASS A (100%)                  $5,828.87

3. MISCELLANEOUS FEES                                       $1,535.11

4. TOTAL INSURANCE PROCEEDS                                 NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)             NONE
  C) AMOUNT ALLOCATED TO CLASS A                            NONE
             BALANCE OF PROCEEDS                            NONE

5. TOTAL LIQUIDATION PROCEEDS                               NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)              NONE
      BALANCE OF PROCEEDS (100% CLASS A)                    NONE


6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS +       NONE

   A) SUBSTITUTION AMOUNT ++                                NONE
   B) PURCHASE PRICE AMOUNT                                 NONE
   C) AMOUNT ALLOCATED TO CLASS A                           NONE

7. AMOUNT OF ADVANCES **                                    NONE

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING        $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED
  INTEREST ACCOUNT                                          $174,835.85
 A) WITHDRAWALS FROM OCT96                                  $58,278.62
 B) WITHDRAWALS FROM NOV96                                  $58,278.62
 C) WITHDRAWALS FROM DEC96                                  $58,278.61
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT         $0.00

9. SERVICING FEE                                            $16,500.49

10.TRUSTEE FEE                                              $1,320.04

11. SURETY FEE                                              $8,928.51

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL ACCOUNTANTS
   ($2,000.00 QUARTERLY OR $666.66 MONTHLY)                 $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                                 NONE
    B) PROPERTY PROTECTION EXPENSES                         NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE
       MORTGAGE LOAN                                        NONE
    D) LEGAL EXPENSES                                       NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)             $0.00
    F) NON-RECOVERABLE ADVANCES                             NONE
    G) MISCELLANEOUS FEES                                   $1,535.11

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                  $621,196.31

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                    $239,953.66
    B) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    C) PRINCIPAL PAYMENTS                                   $44,804.66
    D) PREPAYMENTS (100%)                                   $242,476.72
    E) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE
    F) OTHER                                                NONE
    G) TOTAL                                                $527,235.04

16. REMAINING AVAILABLE FUNDS                               $93,961.27

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                 $239,953.66
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                                 NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                $287,281.38
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL     NONE
    E) SUB-TOTAL                                            $527,235.04
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL      $65,677.12
    G) TOTAL                                                $592,912.16

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN                  NONE
    B) UNPAID ACCRUED INTEREST
      (LESS SERVICING AND TRUSTEE FEES)                     NONE
    C) LIQUIDATION PROCEEDS                                 NONE
    D) REALIZED LOSSES (IF ANY)                             NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A                  NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                $39,601,174.19
            MINUS
    B) CLASS A CERTIFICATE BALANCE                          $38,265,036.14
    C) DIFFERENCE                                           $1,336,138.05
            DIVIDED BY
    D) ADJUSTED POOL BALANCE                                $39,601,174.19
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE         3.37%

21. CLASS R DISTRIBUTION AMOUNT *                           NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION                   $39,313,892.81

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                         $37,912,077.64
    B) ORIGINAL PRINCIPAL                                   $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                             0.9771405872
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE        96.43

24. DELINQUENCIES

PERIOD (DAYS)   NUMBER OF LOANS     PRINCIPAL BALANCE

    30                     0                 $0.00
    60                     0                 $0.00
    90 OR GREATER          0                 $0.00
    FORECLOSURES           0                 $0.00
    REAL ESTATE ACQUIRED   0                 $0.00
     TOTAL                 0                 $0.00

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS
    WASTE, IF APPLICABLE SEE ATTACHED
    APPLICABLE_______                         NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                           $174,835.85
    B.REMAINING BALANCE                                $0.00

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                            13.07

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                            182

PREPARED BY:
ANNE BUCCERONI

VERIFIED BY:

DAVID LEVIN




* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE SERVICERS
   DISTRIBUTION DATE.(10TH DAY)
+ LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY,
  SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL
  MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN,
  SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN
  IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER OR LESS
  THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION
   DATE TO DISTRIBUTION DATE.

                                  Exhibit 99.2

             Monthly Certificateholder Statement on January 15, 1997

                  ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
             MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A AND CLASS R
                       THE CHASE MANHATTAN BANK AS TRUSTEE

                          MONTHLY SERVICING CERTIFICATE

DUE PERIOD
----------

BEGINNING DATE:         12/01/96          END DATE:   12/31/96

DISTRIBUTION DATE:            01/15/97



BEGINNING POOL BALANCE:                                          $39,313,892.81

BEGINNING CLASS A CERTIFICATE BALANCE:                           $37,912,077.64

1.TOTAL INTEREST PAYMENTS RECEIVED                               $449,023.98

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED                  $438,838.83
   A) TOTAL REGULAR PRINCIPAL                                    $79,221.26
   B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)        $351,008.4
   C) PARTIAL PREPAYMENTS   CLASS A (100%)                       $8,609.08
3. MISCELLANEOUS FEES                                            $2,177.39

4. TOTAL INSURANCE PROCEEDS                                 NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)             NONE
  C) AMOUNT ALLOCATED TO CLASS A                            NONE
             BALANCE OF PROCEEDS                            NONE

5. TOTAL LIQUIDATION PROCEEDS                               NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)              NONE
      BALANCE OF PROCEEDS (100% CLASS A)                    NONE


6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS +       NONE

   A) SUBSTITUTION AMOUNT ++                                NONE
   B) PURCHASE PRICE AMOUNT                                 NONE
   C) AMOUNT ALLOCATED TO CLASS A                           NONE

7. AMOUNT OF ADVANCES **                                    $6,106.10

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING        $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED
  INTEREST ACCOUNT                                          $174,835.85
 A) WITHDRAWALS FROM OCT96                                  $58,278.62
 B) WITHDRAWALS FROM NOV96                                  $58,278.62
 C) WITHDRAWALS FROM DEC96                                  $58,278.61
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT         $0.00

9. SERVICING FEE                                                $16,380.79

10.TRUSTEE FEE                                                  $1,310.46

11. SURETY FEE                                                  $8,846.15

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL ACCOUNTANTS
    ($2,000.00 QUARTERLY OR $666.66 MONTHLY)                    $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                                      NONE
    B) PROPERTY PROTECTION EXPENSES                              NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE
       MORTGAGE LOAN                                             NONE
    D) LEGAL EXPENSES                                            NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)                  $0.00
    F) NON-RECOVERABLE ADVANCES                                  NONE
    G) MISCELLANEOUS FEES                                        $2,177.39

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                       $954,424.91

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                         $237,740.32
    B) UNPAID CLASS A INTEREST SHORTFALL                         NONE
    C) PRINCIPAL PAYMENTS                                        $79,221.26
    D) PREPAYMENTS (100%)                                        $359,617.57
    E) UNPAID CLASS A PRINCIPAL SHORTFALL                        NONE
    F) OTHER                                                     NONE
    G) TOTAL                                                     $676,579.15

16. REMAINING AVAILABLE FUNDS                                    $277,845.76

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                      $237,740.32
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                                      NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                     $438,838.83
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL          NONE
    E) SUB-TOTAL                                                 $676,579.15
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL           $249,130.97
    G) TOTAL                                                     $925,710.12

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL                         NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL                        NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN                       NONE
    B) UNPAID ACCRUED INTEREST (LESS SERVICING AND TRUSTEE FEES) NONE
    C) LIQUIDATION PROCEEDS                                      NONE
    D) REALIZED LOSSES (IF ANY)                                  NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A                       NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                     $39,313,892.81
            MINUS
    B) CLASS A CERTIFICATE BALANCE                               $37,912,077.64
    C) DIFFERENCE                                                $1,401,815.17
            DIVIDED BY
    D) ADJUSTED POOL BALANCE                                     $39,313,892.81
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE              3.57%

21. CLASS R DISTRIBUTION AMOUNT *                                NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION                        $38,875,057.98

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                              $37,224,107.84
    B) ORIGINAL PRINCIPAL                                        $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                                  0.9594089498
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE             95.75

24. DELINQUENCIES


PERIOD (DAYS)   NUMBER OF LOANS     PRINCIPAL BALANCE

    30                     0                 $0.00
    60                     0                 $0.00
    90 OR GREATER          0                 $0.00
    FORECLOSURES           0                 $0.00
    REAL ESTATE ACQUIRED   0                 $0.00
     TOTAL                 0                 $0.00

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS
    WASTE, IF APPLICABLE SEE ATTACHED
    APPLICABLE_______                         NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                           $$174,835.85
    B.REMAINING BALANCE                                $0.00

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                       13.29

PREPARED BY:
ANNE BUCCERONI

VERIFIED BY:

DAVID LEVIN




* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE SERVICERS
   DISTRIBUTION DATE.(10TH DAY)
+ LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY,
  SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL
  MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN,
  SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN
  IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER OR LESS
  THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION
   DATE TO DISTRIBUTION DATE.
(1) PREFUNDING PORTION OF LOANS (247)
(1)2331.94 OF THE ADVANCES REPRESENTS LOANS IN WHICH THE FIRST PAY DATE
IS NOT UNTIL 1/97. THE CUT-OFF IS 11/30/96 CAUSING THE INVESTOR TO
RECEIVE
INTEREST ON THE PREFUNDING PORTION OF THE LOANS FROM 12/96.

                                  Exhibit 99.3


            Monthly Certificateholder Statement on February 15, 1997

                  ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
             MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A AND CLASS R
                      THE CHASE MANHATTAN BANK AS TRUSTEE

                         MONTHLY SERVICING CERTIFICATE


DUE PERIOD
----------



BEGINNING DATE:         01/01/97          END DATE:   01/31/97

DISTRIBUTION DATE:            02/17/97

BEGINNING POOL BALANCE:                                     $38,875,057.98

BEGINNING CLASS A CERTIFICATE BALANCE:                      $37,224,107.84

1.TOTAL INTEREST PAYMENTS RECEIVED                          $449,268.45

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED             $462,189.01
   A) TOTAL REGULAR PRINCIPAL                               $70,219.05
   B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)   $387,897.54
   C) PARTIAL PREPAYMENTS    CLASS A (100%)                 $4,072.42

3. MISCELLANEOUS FEES                                       $2,393.34

4. TOTAL INSURANCE PROCEEDS                                 NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)             NONE
  C) AMOUNT ALLOCATED TO CLASS A                            NONE
         BALANCE OF PROCEEDS                                NONE

5. TOTAL LIQUIDATION PROCEEDS                               NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)                     NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)              NONE
      BALANCE OF PROCEEDS (100% CLASS A)                    NONE

6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS +       NONE
   A) SUBSTITUTION AMOUNT ++                                NONE
   B) PURCHASE PRICE AMOUNT                                 NONE
   C) AMOUNT ALLOCATED TO CLASS A                           NONE

7. AMOUNT OF ADVANCES **                                    $2,786.22

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING        $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED
  INTEREST ACCOUNT                                          $174,835.85
 A) WITHDRAWALS FROM OCT96                                  $58,278.62
 B) WITHDRAWALS FROM NOV96                                  $58,278.62
 C) WITHDRAWALS FROM DEC96                                  $58,278.61
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT         $0.00

9. SERVICING FEE                                            $16,197.94

10.TRUSTEE FEE                                              $1,295.84

11. SURETY FEE                                              $8,685.63

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL ACCOUNTANTS
    ($2,000.00 QUARTERLY OR $666.66 MONTHLY)                $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                                 NONE
    B) PROPERTY PROTECTION EXPENSES                         NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE
       MORTGAGE LOAN                                        NONE
    D) LEGAL EXPENSES                                       NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)             $656.63
    F) NON-RECOVERABLE ADVANCES                             NONE
    G) MISCELLANEOUS FEES                                   $2,393.34

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                  $916,637.02

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                    $233,426.18
    B) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    C) PRINCIPAL PAYMENTS                                   $70,219.05
    D) PREPAYMENTS (100%)                                   $391,969.96
    E) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE
    F) OTHER                                                NONE
    G) TOTAL                                                $695,615.19

16. REMAINING AVAILABLE FUNDS                               $221,021.83

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                 $233,426.18
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                                 NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                $462,189.01
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL     NONE
    E) SUB-TOTAL                                            $695,615.19
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL      $191,792.46
    G) TOTAL                                                $887,407.65

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL                    NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL                   NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN                  NONE
    B) UNPAID ACCRUED INTEREST
      (LESS SERVICING AND TRUSTEE FEES)                     NONE
    C) LIQUIDATION PROCEEDS                                 NONE
    D) REALIZED LOSSES (IF ANY)                             NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A                  NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                $38,875,057.98
            MINUS
    B) CLASS A CERTIFICATE BALANCE                          $37,224,107.84
    C) DIFFERENCE                                           $1,650,950.14
            DIVIDED BY
    D) ADJUSTED POOL BALANCE                                $38,875,057.98
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE         4.25%

21. CLASS R DISTRIBUTION AMOUNT *                           NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION (1)               $38,413,093.57

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                         $36,570,126.37
    B) ORIGINAL PRINCIPAL                                   $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                             0.9425533227
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE        95.20

24. DELINQUENCIES

PERIOD (DAYS)        NUMBER OF LOANS     PRINCIPAL BALANCE

    30                     0                 $0.00
    60                     0                 $0.00
    90 OR GREATER          0                 $0.00
    FORECLOSURES           0                 $0.00
    REAL ESTATE ACQUIRED   0                 $0.00
     TOTAL                 0                 $0.00

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS
    WASTE, IF APPLICABLE SEE ATTACHED
    APPLICABLE_______                         NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                           $174,835.85
    B.REMAINING BALANCE                                $0.00

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                       13.30

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN MADE
                                                       178


PREPARED BY:
ANNE BUCCERONI

VERIFIED BY:

DAVID LEVIN




* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE
   SERVICERS DISTRIBUTION DATE.(10TH DAY)
+ LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY,
  SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL
  MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN,
  SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN
  IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER OR LESS THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION
   DATE TO DISTRIBUTION DATE.
(1) 224.60 POSTED TO PRINCIPAL IN ERROR TO LOAN NUMBER H633.
NO CASH TRANSACTED. THIS WILL BE CORRECTED NEXT MONTH.